UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 25, 2006



                                 POSEIDIS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Florida                              0-26329              65-0867538
--------------------------------     -----------     ---------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
   Incorporation or Organization)    File Number)           Identification No.)


             222 Lakeview Ave., Suite 160, West Palm Beach, FL 33401
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (305) 428-3757


                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                       Statement Regarding This Amendment

     We are amending our Current Report on Form 8-K as filed with the Securities and Exchange Commission ("SEC") on July 25, 2006 with respect to "Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review". Our 8-K reported that our historical financial statements for the fiscal quarters ended August 31, 2005 and November 30, 2005 would be restated to correct certain errors as described in that 8-K. We have received a comment letter from the SEC requesting that we amend the 8-K to quantify the impact of the restatements on our financial statements. This 8-K/A addresses, and responds to, that comment letter and describes the impact of the restatements on our financial statements that will be filed with the SEC on or about the date hereof in a Form 10-QSB/A for the quarterly period ended August 31, 2005 and in a Form 10-QSB/A for the quarterly period ended November 30, 2005.

     In all other respects, this Amended Current Report on Form 8-K/A is unchanged from the Current Report on Form 8-K previously filed by us on July 25, 2006. This amendment should also be read in conjunction with our Amended Quarterly Report on Form 10-QSB/A for the quarterly period ended August 31, 2005, our Amended Quarterly Report on Form 10-QSB/A for the quarterly period ended November 30, 2005, and our Annual Report on Form 10-KSB for the year ended February 28, 2006.


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

     Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On July 25, 2006, the Chief Executive Officer and the Chief Financial Officer ("Executive Management") of Poseidis, Inc. ("we" or the "Company"), after consultation with the Company's independent accountants, concluded that the Company's historical financial statements for the fiscal quarters ended August 31, 2005 and November 30, 2005 should be restated to correct certain errors. These errors relate to (1) the accounting for certain debt financings conducted by the Company in August and October 2005 as well as certain compensatory warrants issued by the Company and (2) the accounting for the issuance of the Company's common stock in payment of certain accrued expenses. Accordingly, these financial statements should no longer be relied upon. The Company has conducted a review of its accounting treatment of these transactions and is correcting its method of accounting for such transactions.

     The restatements in the accounting for the aforementioned debt financings conducted by the Company in August 2005 and October 2005 relate to (1) the costs incurred by the Company in conjunction with the issuance of the Company's 12% Secured Convertible Notes (the "Convertible Notes") and warrants and (2) the valuation of several discrete elements of the Convertible Notes and related warrants. The costs incurred by the Company for the issuance of the Convertible Notes are now being capitalized as Deferred Financing Costs and will be amortized over the term of the Convertible Notes. These costs were previously reflected as Professional Fees and expensed when incurred. The conversion features of the Convertible Notes have been determined to be an embedded derivative under SFAS 133, which are required to be reflected as a liability at fair value. The Company had not previously accounted for these conversion features.





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




     The restatements in the accounting for the issuance of the Company's common stock in payment of certain accrued expenses relate to the corrections of errors in the Company's accounting for the issuance of 13,306,000 shares of common stock as payment for consulting services provided to the Company by its Chief Executive Officer and by a stockholder who is the beneficial owner of more than five percent of the Company's common stock. The stock issuance will be reflected in the financial results for the fiscal quarter ended August 31, 2005 and will be accounted for as a payment of accrued expenses as these expenses had been previously accrued by the Company. The stock issuance was previously recorded in the fiscal quarter ended November 30, 2005 and was accounted for as a consulting fee expense. This expense will be reversed in the restated financial statements for the fiscal quarter ended November 30, 2005. The Company has entered into an amended and restated consulting agreement with each of these individuals to provide for these corrections and other relevant matters.

Impact On Our Financial Statements

     For the Form 10-QSB for the quarter ended August 31, 2005: The effect of the (non-cash) changes related to accounting separately for these derivative liabilities on the statement of operations for the three and six months ended August 31, 2005 was an increase in the net loss attributable to common shareholders of $104,904 for each period and on the balance sheet at August 31, 2005 was an increase to short term liabilities of $104,904. We are also required to record the fair value of the warrants issued in conjunction with the Debentures. The effect of the (non-cash) changes related to accounting for the fair value of the related warrants on the statement of operations for the three and six months ended August 31, 2005 was an increase in the net loss attributable to common shareholders of $17,714 in each period and on the balance sheet at August 31, 2005 was a decrease in short term liabilities of $45,096. The effect of the (non-cash) changes related to accounting for the fair value of the related warrants on the balance sheet at August 31, 2005 was an increase to shareholders' equity of $79,442 and with a corresponding reduction in short term liabilities with no effect on the statement of operations for the three or six month periods ending August 31, 2005.

     The effect of the (non-cash) changes related to accounting for the capitalization of costs incurred in connection with the Debentures and the SEDA on the statement of operations for the three and six months ended August 31, 2005 was a decrease in the net loss attributable to common shareholders of $98,073 in each period and on the balance sheet at August 31, 2005 was an increase in other assets of $98,073. The effect of the (non-cash) changes related to accounting for the stock issuances on the statement of operations for the three and six months ended August 31, 2005 was an increase in the net loss attributable to common shareholders of $135,487 in each period and on the balance sheet at August 31, 2005 was a decrease in current liabilities of $950,282 and a corresponding increase in shareholders' equity of $950,282. We recorded an additional charge of $135,487 in July 2005 related to the stock issuance.

     The number of shares of our common stock outstanding as of August 31, 2005 was changed to reflect the issuance of the 13,306,000 shares as well as some minor amount of share issuances that were previously recorded as issuances in the quarter ended November 30, 2005. The number of common shares outstanding at August 31, 2005 was increased by 14,971,472 shares to 65,995,800. The weighted average number of shares outstanding for the three months ended August 31, 2005 increased by 8,826,505 shares to 50,735,669 shares and for the six months ended August 31, 2005 by 5,161,445 shares to 50,487,553 shares.

     For the Form 10-QSB for the quarter ended November 30, 2005: The effect of the (non-cash) changes related to accounting separately for these derivative liabilities on the statement of operations for the three and nine months ended November 30, 2005 was an increase in the net loss attributable to common shareholders of $11,887 and $29,601, respectively. We also recorded the fair value of the warrants issued in conjunction with the Debentures. The effect of the (non-cash) changes related to accounting for the fair value of the related warrants on the balance sheet at November, 2005 was an increase to shareholders' equity of $62,810 and an increase in the net loss attributable to common shareholders of $10,285 on the statement of operations for each of the three and nine month periods ending November 30, 2005. The effect of the (non-cash) changes related to accounting for the capitalization of costs incurred in connection with the Debentures and the SEDA on the statement of




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




operations for the three and nine months ended November 30, 2005 was a decrease in the net loss attributable to common shareholders of $20,666 and $118,739, respectively, and on the balance sheet at November 30, 2005 was an increase in other assets of $118,739. The effect of the (non-cash) changes related to accounting for these stock issuances on the statement of operations for the three and nine months ended November 30, 2005 was a decrease in the net loss attributable to common shareholders of $748,574 and $613,087, respectively, and on the balance sheet at November 30, 2005 was a decrease in current liabilities of $950,283 and an increase in shareholders' equity of $201,709. The weighted average number of shares outstanding for the nine months ended November 30, 2005 was decreased 6,910,456 to 59,085,344 shares.

     These corrections do not affect the Company's historical cash flow. The previously issued financial statements for the fiscal quarters ended August 31, 2005 and November 30, 2005 should no longer be relied upon.

     The Company's financial statements for the fiscal quarters ended August 31, 2005 and November 30, 2005 have been restated. The Company will file the restated financial statements as amendments to periodic reports with the SEC on the appropriate forms on or about September 13, 2006. Executive Management has discussed the matters disclosed in this Current Report on Form 8-K with the Company's independent accountants.


Safe Harbor Statement

     This Form 8-K contains forward-looking statements. These statements may be identified by their use of words, such as "estimate", "expect", "intend" and other words and terms of similar meaning, in connection with any discussion of the Company's financial statements, business, financial condition, results of operations or liquidity. Factors that could affect the Company's forward-looking statements include, among other things: the restatement of the financial statements for the fiscal quarters ended August 31, 2005 and November 30, 2005; negative reactions from the Company's stockholders, creditors, customers or employees to the results of the restatement or delay in providing financial information caused by restatement; the impact and result of any litigation (including private litigation), or of any investigation by the SEC or any investigation by any other governmental agency related to the Company; the Company's ability to manage its operations during and after the financial statement restatement process; the Company's ability to successfully implement internal controls and procedures that remediate any material weakness in controls and ensure timely, effective and accurate financial reporting; changes in economic conditions; and other risks detailed from time to time in the Company's SEC reports. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Several factors, including those identified above, could cause actual events to differ materially from the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.



                                 POSEIDIS, INC.
                                  (Registrant)



Date:  September 13, 2006    By: /s/ John J. McGovern
                            --------------------------------------
                            John J. McGovern
                            Executive Vice President, Chief Financial Officer & Treasurer



















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